UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

660 Fifth Avenue

New York, New York 10103

(Address of principal executive offices) (Zip code)

Alex Lee

c/o Central Park Advisers, LLC

660 Fifth Avenue

New York, New York 10103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2025

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents

For the Year Ended March 31, 2025

Report of Independent Registered Public Accounting Firm	3
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14
Other Information (Unaudited)	25
Investment Program (Unaudited)	28
Fund Management (Unaudited)	30

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2025

To the Board of Directors and Member of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC and its subsidiaries (the “Master Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year ended March 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2025, including the related notes, and the consolidated financial highlights for each of the four years in the period ended March 31, 2025 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2025 and the financial highlights for each of the four years in the period ended March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Master Fund as of and for the year ended March 31, 2021 and the consolidated financial highlights for each of the periods ended on or prior to March 31, 2021 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agents and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

July 10, 2025

We have served as the auditor of one or more Central Park Group investment companies since 2022.

3

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

Investment Funds - (99.74%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments - (12.05%)
Access Holdings (FPG II) L.P.(a)(b)(f)	North America	Buyout	5/24/2024	$1,842,964	$2,775	0.00	%(c)
Carlyle Beacon Partners, L.P.(a)	Asia/Pacific	Growth	9/28/2018	10,346,726	15,447,252	1.75%
Carlyle Eagle Co-Investment, L.P.(a)(b)(g)	North America	Buyout	2/15/2018	4,350,112	30,189,643	3.43%
Carlyle Encore Co-Investment II, L.P.(a)(b)	North America	Buyout	10/22/2024	15,037,500	15,805,903	1.80%
Carlyle Fourmi Co-investment, L.P.(a)	Asia/Pacific	Growth	6/29/2018	15,593,415	10,441,796	1.19%
Carlyle Jumper Coinvestment, L.P.(a)	North America	Buyout	12/12/2023	15,395,326	17,887,631	2.03%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	Buyout	11/11/2016	143,119	270,924	0.03%
Carlyle RDSL Coinvestment, L.P.(a)(b)(d)	South America	Growth	9/30/2015	505,124	0	0.00	%(c)
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	Growth	9/30/2015	9,565,027	8,207,479	0.93%
Matador Co-Investment SCSp(a)(b)(d)	Europe	Special Situations	9/30/2019	5,342,677	6,199,078	0.70%
Nash Co-Investment, L.P.(a)(b)(d)	Africa	Buyout	10/10/2017	83,677	315,386	0.04%
Neptune Co-investment, L.P.(a)(b)(d)	Europe	Buyout	6/23/2017	228,652	1,317,756	0.15%
Reciprocal Capital Holdings, LLC(a)(b)(k)	Asia/Pacific	Growth	1/30/2018	14,308,022	0	0.00	%(c)
Total Co-Investments				92,742,341	106,085,623

Primary Investments - (50.57%)
AlpInvest Atom Fund (Onshore), L.P.(a)(d)	North America	Global	1/8/2022	16,857,955	22,981,982	2.61%
Alpinvest Co-Investment Fund (onshore) VII, L.P.(a)(d)	North America	Buyout	11/13/2017	15,482,443	31,802,489	3.61%
Carlyle Asia Partners Growth I, L.P.(a)(b)(d)	Asia/Pacific	Growth	5/23/2016	9,999,676	3,244,075	0.37%
Carlyle Asia Partners IV, L.P.(a)(d)	Asia/Pacific	Buyout	5/25/2014	25,174,709	7,005,360	0.80%
Carlyle Asia Partners V, L.P.(a)(d)	Asia/Pacific	Buyout	10/30/2017	87,051,818	97,542,641	11.08%
Carlyle Asia Partners VI, L.P.(a)(b)(d)	Asia/Pacific	Buyout	3/6/2023	0	(2,122,336)	-0.24%
Carlyle Europe Technology Partners III, L.P.(a)(d)	Europe	Growth	3/28/2015	9,159,065	8,385,729	0.95%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(d)	Europe	Growth	11/30/2018	18,299,349	20,428,164	2.32%
Carlyle Europe Technology Partners V, S.C.Sp.(a)(b)(d)	Europe	Growth	3/11/2022	14,785,856	13,403,954	1.52%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(d)	Global	Buyout	6/30/2014	6,156,457	11,388,570	1.29%
Carlyle Global Financial Services Partners III, L.P.(a)(b)(j)	Global	Buyout	6/30/2017	23,442,960	32,932,781	3.74%
Carlyle International Energy Partners II, S.C.Sp.(a)(d)	Global	Special Situations	11/30/2018	10,026,421	8,206,022	0.93%
Carlyle International Energy Partners, L.P.(a)(d)	Global	Special Situations	3/12/2014	22,091,448	15,934,122	1.81%
Carlyle Partners VI, L.P.(a)(d)	North America	Buyout	9/20/2013	6,263,714	4,704,763	0.54%
Carlyle Partners VII, L.P.(a)(h)	North America	Buyout	11/29/2017	46,086,149	55,807,181	6.34%
Carlyle Partners VIII, L.P.(a)(b)(d)(i)	North America	Buyout	9/10/2021	29,391,331	33,300,129	3.78%
Coatue Growth Fund V-B L.P.(a)(d)	North America	Growth	3/31/2024	550,418	608,000	0.07%
CVC Credit Partners Global Special Situations Fund II Scsp(a)(d)	Europe	Special Situations	6/6/2019	8,062,199	11,169,429	1.27%
Hunter Point Capital Structured Notes Issuer, LLC(a)(d)	North America	Special Situations	12/30/2022	2,845,600	2,845,598	0.32%
JLL Partners Fund VII, L.P.(a)(d)	North America	Buyout	3/31/2016	5,131,369	9,383,285	1.07%
Riverside Capital Appreciation Fund VII, L.P.(a)(b)(d)	North America	Buyout	9/16/2019	3,251,855	3,043,336	0.35%
Riverside Micro-Cap Fund VI, L.P.(a)(b)(d)	North America	Buyout	8/26/2021	8,114,110	8,360,923	0.95%
Spring Bridge Partners, L.P.(a)(b)(d)	North America	Buyout	9/17/2019	5,510,870	6,168,035	0.70%
Tiger Global Private Investment Partners XV, L.P.(a)(b)(d)	North America	Growth	3/18/2022	9,583,794	6,980,613	0.79%
Vitruvian Investment Partnership IV(a)(b)(d)	Europe	Growth	8/31/2020	10,262,162	12,625,544	1.44%
Warburg Pincus Financial Sector II, L.P.(a)(d)	North America	Growth	6/9/2022	10,972,101	19,049,225	2.16%
Total Primary Investments				404,553,829	445,179,614
Secondary Investments - (37.12%)

See accompanying Notes to Consolidated Financial Statements

4

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

Investment Funds - (99.74%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Access Holdings (FPG), L.P.(a)(b)(f)	North America	Buyout	7/22/2021	$8,376,341	$45,085	0.01%
AE Industrial Partners Extended Value Fund, L.P.(a)	North America	Buyout	6/2/2021	978,619	516,976	0.06%
ASP Helios III, L.P.(a)(d)	Europe	Buyout	4/29/2022	13,814,082	24,317,952	2.76%
ASP Jordan, L.P.(a)(d)	Europe	Buyout	4/21/2023	18,285,271	30,038,782	3.41%
ASP Oyster, L.P.(a)(d)	Europe	Buyout	4/21/2023	15,521,131	20,557,709	2.34%
Audax Private Equity Fund, L.P.(a)(b)	North America	Buyout	9/30/2016	0	3,204	0.00	%(c)
Blue Point Capital Partners II, L.P.(a)(b)	North America	Growth	10/23/2020	0	126,648	0.01%
Brazil Buyout Coinvestment, L.P.(a)	South America	Buyout	4/2/2014	82,978	7,883	0.00	%(c)
Brentwood Associates Opportunities Fund, L.P.(a)(b)(d)	North America	Growth	4/1/2021	2,537,838	2,599,518	0.30%
Carlyle Asia Partners IV Access Fund, L.L.C.(a)(b)(d)	Asia/Pacific	Buyout	12/31/2018	11,343	743,482	0.08%
Carlyle Asia Partners IV, L.P.(a)(d)	Asia/Pacific	Buyout	5/24/2017	2,767,061	15,808,210	1.80%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(d)	Europe	Growth	10/31/2017	139,816	29,768	0.00	%(c)
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(b)(d)	North America	Growth	9/30/2016	528	18,587	0.00	%(c)
Carlyle Europe Partners II Co-Investment, L.P.(a)(b)	Europe	Buyout	4/2/2014	790	31,023	0.00	%(c)
Carlyle Europe Partners II, L.P.(a)(b)(d)	Europe	Buyout	7/1/2013	0	235,860	0.03%
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)	Europe	Buyout	4/2/2014	2,342,910	42,491	0.01%
Carlyle Europe Technology Partners II, L.P.(a)(b)(d)	Europe	Growth	12/31/2018	292	0	0.00	%(c)
Carlyle Europe Technology Partners III, L.P.(a)(d)	Europe	Growth	1/24/2022	7,915,592	4,658,758	0.53%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(d)	Europe	Growth	1/24/2022	3,815,532	3,062,045	0.35%
Carlyle Fourmi Co-Investment, L.P.(a)	North America	Growth	1/18/2024	18,433,236	14,503,123	1.65%
Carlyle Global Financial Services Partners II L.P.(a)(b)(d)	Global	Buyout	12/31/2017	1,440,343	5,140,339	0.58%
Carlyle Global Financial Services Partners, L.P.(a)(b)(d)	Global	Buyout	6/30/2014	0	196,229	0.02%
Carlyle Infrastructure Partners, L.P.(a)(b)(d)(f)	North America	Buyout	8/29/2014	1,418,216	448,078	0.05%
Carlyle International Energy Partners, L.P.(a)(d)	Global	Special Situations	12/29/2017	5,409,259	3,717,962	0.42%
Carlyle Mena Partners, L.P.(a)(b)(d)	Middle East/North Africa	Buyout	9/28/2018	0	36,441	0.00	%(c)
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	Credit	12/30/2015	7,568,929	2,708,200	0.31%
Carlyle Partners V Co-Investment, L.P.(a)	North America	Buyout	4/2/2014	436,210	443,677	0.05%
Carlyle Partners V, L.P.(a)(b)(d)	North America	Buyout	6/28/2013	0	4,223,929	0.48%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)	North America	Buyout	8/31/2014	144,605	0	0.00	%(c)
Carlyle Partners VI, L.P.(a)(d)	North America	Buyout	7/6/2016	581	2,031,951	0.23%
Carlyle Realty Partners VI, L.P.(a)(b)(d)	North America	Buyout	4/25/2018	106,485	71,179	0.01%
Carlyle South America Buyout Fund, L.P.(a)	South America	Buyout	10/31/2017	0	30,943	0.00	%(c)
Carlyle Strategic Partners II, L.P.(a)(b)(d)	North America	Special Situations	8/16/2013	2,205,745	0	0.00	%(c)
Carlyle Strategic Partners III Co-Investment, L.P.(a)(b)	North America	Special Situations	4/2/2014	406	113,699	0.01%
Carlyle U.S. Equity Opp Fund II Coinvestment, L.P.(a)	North America	Growth	3/15/2019	5	0	0.00	%(c)
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(d)	North America	Growth	3/20/2018	336,916	4,017,110	0.46%
Carlyle U.S. Growth Fund III, L.P.(a)(b)(d)	North America	Growth	12/31/2018	0	96,393	0.01%
Carlyle/Riverstone Glbl Energy & Power Fund III L.P.(a)(b)(d)	North America	Buyout	9/30/2014	1,997,175	0	0.00	%(c)

See accompanying Notes to Consolidated Financial Statements

5

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

Investment Funds - (99.74%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Cerberus Institutional Overseas IV, Ltd.(a)(b)(d)	North America	Special Situations	7/1/2018	$0	$126,796	0.01%
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(d)	North America	Special Situations	10/17/2019	0	7,394	0.00	%(c)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	0	316,691	0.04%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	Special Situations	6/13/2016	0	172,905	0.02%
Cerberus International, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	0	154,985	0.02%
Coatue Growth Fund V(a)(b)(d)	North America	Growth	7/14/2023	1,468,900	2,295,502	0.26%
Delta-V CI, L.P.(a)(b)(d)	North America	Growth	10/8/2024	3,030,000	4,122,798	0.47%
DELTA-V PS, L.P.(a)(b)	Israel	Growth	5/1/2023	5,135,000	12,104,678	1.38%
ECP R&T Feeder Fund, L.P.(a)(b)(d)			3/19/2025	7,404,066	7,404,066	0.84%
Euro Wagon II, L.P.(a)(b)	North America	Special Situations	7/1/2016	0	95,232	0.01%
FB HA Holdings L.P.(a)(b)(f)	North America	Growth	8/30/2021	5,136,298	8,665,181	0.98%
Harbinger Streamline Offshore Fund, L.L.C.(a)(b)	North America	Special Situations	7/1/2018	768,168	0	0.00	%(c)
Icon Software Partners, L.P. (Class B)(a)(b)(d)	North America	Growth	9/1/2020	173,759	9,747,432	1.11%
Jll Partners Fund V, L.P.(a)(b)(d)	North America	Buyout	12/30/2015	1,842,391	1,611,229	0.18%
Laverne Buyer Holdings I, LLC(a)(b)	North America	Growth	4/10/2018	0	550,166	0.06%
Laverne Buyer Holdings II, LLC(a)(b)	North America	Growth	4/10/2018	0	277,181	0.03%
Laverne Buyer Holdings III, LLC(a)(b)	North America	Growth	4/10/2018	4,812,405	3,925,233	0.45%
Laverne Buyer Holdings V, LLC(a)(b)	North America	Growth	4/10/2018	1,350,510	1,573,791	0.18%
LEP Opportunities II L.P.(a)(b)(d)	North America	Buyout	7/6/2022	14,385,128	17,641,131	2.00%
Mena Co-Investment, L.P.(a)(b)	Middle East/ North Africa	Buyout	4/2/2014	11,861	141,281	0.02%
Neoma Private Equity Fund IV, L.P.(a)(b)(d)	Middle East/ North Africa	Buyout	12/31/2017	5,842,428	2,736,191	0.31%
New Enterprise Associates 10, L.P.(a)(b)	North America	Growth	4/5/2017	0	97,102	0.01%
Newport Global Opportunities Fund, L.P.(a)(b)(f)	North America	Buyout	12/29/2014	8,158,631	3,563,098	0.41%
OCM Opportunities Fund VII (Cayman) Ltd.(a)(b)	North America	Special Situations	10/17/2019	97,255	0	0.00	%(c)
OCM Opportunities Fund VII, L.P.(a)(b)	North America	Special Situations	10/17/2019	8,734	0	0.00	%(c)
OCM Opportunities Fund VIIB (Cayman) Ltd.(a)(b)(d)	North America	Special Situations	10/17/2019	531	0	0.00	%(c)
Passero 18, L.P.(a)(b)	North America	Buyout	6/22/2018	423,939	8,124,227	0.92%
Pegasus WSJLL Fund, L.P.(a)(b)(d)	North America	Buyout	12/15/2021	13,163,785	15,209,036	1.73%
Presidio Investors Elv Continuation Fund, L.P.(a)(b)(d)	North America	Buyout	12/16/2022	9,655,672	13,864,069	1.58%
Revelstoke EPIC Fund I, L.P.(a)(b)(d)	North America	Growth	8/26/2019	14,138,968	21,188,853	2.41%
Riverside Micro-Cap Fund III, L.P.(a)(b)(d)	North America	Buyout	5/1/2019	0	5,191,319	0.59%
Riverstone Global Energy And Power Fund V, L.P.(a)(d)(f)	North America	Buyout	9/30/2014	10,295,021	481,615	0.06%
Riverstone/Carlyle Glbl Energy & Power Fund IV L.P.(a)(b)(d)(f)	North America	Buyout	9/30/2014	5,164,077	0	0.00	%(c)
Riverstone/Carlyle Renewable & Alternative Energy Fd II, L.P.(a)(d)	North America	Buyout	11/12/2014	725,760	36,199	0.00	%(c)
Strategic Value Global Opp Feeder Fund 1-a, L.P.(a)(b)	North America	Special Situations	12/31/2016	1,832,025	2,426,802	0.28%
Strategic Value Global Opp Fund 1-a, L.P.(a)(b)	North America	Special Situations	12/31/2016	122,510	167,274	0.02%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)	North America	Special Situations	12/31/2016	1,917,818	11,433,373	1.30%
Strategic Value Special Situations Fund, L.P.(a)(b)	North America	Special Situations	12/31/2016	168,691	977,234	0.11%
Styx International, Ltd., Series 1(a)(b)	North America	Credit	7/1/2018	96,923	84,799	0.01%
Styx International, Ltd., Series 4(a)(b)	North America	Credit	7/1/2018	45,700	39,983	0.00	%(c)
Styx International, Ltd., Series 5(a)(b)	North America	Credit	7/1/2018	21,165	18,518	0.00	%(c)
Tiger Global XV(a)(b)(d)	North America	Growth	7/14/2023	2,388,760	3,490,306	0.40%

See accompanying Notes to Consolidated Financial Statements

6

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

Investment Funds - (99.74%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
TPG AAF Partners N-A, L.P.(a)(b)(d)	North America	Buyout	6/22/2021	$0	$17,425	0.00	%(c)
Vitruvian Investment Partnership I Continuation Fund(a)(d)	Europe	Growth	8/7/2019	4,568,681	9,266,018	1.05%
Warburg Pincus Energy L.P.(a)(b)(d)	North America	Buyout	9/28/2018	876,976	1,591,794	0.18%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	Growth	9/29/2017	13,723,871	6,316,956	0.72%
Warrior Buyer Holdings, LLC(a)(b)	North America	Special Situations	10/2/2018	16,017,900	8,841,725	1.00%
Total Secondary Investments				271,062,542	326,720,822
Total Investment Funds				768,358,712	877,986,059

Short-Term Investments - (1.95%)	Cost	Fair Value
Money Market Funds - (1.95%)
Fidelity Treasury Only Money Market Fund, 3.90%(e)	2,322,377	2,322,377
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 4.24%(e)	2,325,097	2,325,097
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class Institutional, 4.16%(e)	2,326,129	2,326,129
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Class Institutional, 4.27%(e)	10,188,737	10,188,737
Total Money Market Funds	$17,162,340	$17,162,340
Total Short-Term Investments	17,162,340	17,162,340

Total Investments - 101.69%	$785,521,052	$895,148,399
Liabilities in Excess of Other Assets - (1.69%)		(14,863,556)
Net Assets - 100.00%		$880,284,843

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $877,986,059, which represents 99.74% of net assets as of March 31, 2025.
(b)	Non-income producing security.
(c)	Rounds to less than 0.005%.
(d)	The Fund held unfunded commitments in the investment as of March 31, 2025. Total unfunded commitments amount to $328,648,574 as of March 31, 2025.
(e)	The rate shown is the annualized 7-day yield as of March 31, 2025.
(f)	Security is held by, in its entirety or partially, CPG TCG Acquisition Fund, LLC.
(g)	Security is held by MCC Eagle Holdco, LLC.
(h)	Security is held by MCC Splitter No. 1, LLC.
(i)	Security is held by MCC Splitter No. 2, LLC.
(j)	Security is held by MCC Splitter No. 3, LLC.
(k)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to consolidated financial statements.”

Investments as of March 31, 2025

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	12.05%
Primary Investments	50.57%
Secondary Investments	37.12%
Total Investment Funds	99.74%
Short-Term Investments
Money Market Funds	1.95%
Total Investments	101.69%

See accompanying Notes to Consolidated Financial Statements

7

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2025

Liabilities in excess of other assets	(1.69%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements

8

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2025

ASSETS
Investments, at fair value (Cost $785,521,052)	$895,148,399
Cash	93,782,403
Cash denominated in foreign currencies(Cost $4,878,751)	5,018,176
Interest receivable	409,657
Distributions from Investment Funds receivable	7,194,452
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	280,394
Total assets	1,001,884,481

LIABILITIES
Payable for repurchases of Investors’ Interests, due to Feeder Fund	112,048,695
Payable to Adviser	3,070,055
Payable for contributions to Investment Funds, not yet settled	2,758,200
Deferred tax liabilities	3,147,545
Professional fees payable	214,291
Accounting and administration fees payable	98,897
Directors’ and Officer fees payable	34,772
Accounts payable and other accrued expenses	227,183
Total liabilities	121,599,638
Commitments and contingencies (Note 3)
NET ASSETS	$880,284,843

COMPOSITION OF NET ASSETS
Paid-in capital	$139,617,399
Total distributable earnings	740,667,444
NET ASSETS	$880,284,843

See accompanying Notes to Consolidated Financial Statements

9

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2025
Investment Income
Interest Income	$1,687,585
Dividend Income	10,679,481
Total investment income	12,367,066

Expenses
Management fees	$13,182,480
Accounting and administration fees	859,337
Professional fees	707,710
Commitment fees expense	616,972
Income tax expense (benefit)	(95)
Directors’ and Officer fees	122,772
Transfer agent fees	102,702
Insurance expense	16,857
Custodian fees	15,443
Other fees	7,652
Total expenses	15,631,830
NET INVESTMENT INCOME/(LOSS)	$(3,264,764)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Currency Denominated Assets and Liabilities, Net of Deferred Taxes
Net realized gain/(loss) from:
Investments	$53,435,363
Forward currency contracts	251,671
Foreign currency	387,911
Net change in unrealized appreciation/(depreciation) on:
Investments	(70,293,567)
Forward currency contracts	(52,163)
Foreign currency	139,425
Deferred tax	(3,147,545)
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(73,353,850)
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES, NET OF DEFERRED TAXES	(19,278,905)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,543,669)

See accompanying Notes to Consolidated Financial Statements

10

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$(3,264,764)	$11,433,944
Net realized gain/(loss) from investments and other foreign currency denominated assets and liabilities	54,074,945	68,642,443
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of deferred taxes	(73,353,850)	(7,173,539)
Net Change in Net Assets Resulting from Operations	(22,543,669)	72,902,848

Change in Net Assets Resulting from Capital Transactions
Capital contributions	4,226,988	20,569,674
Capital withdrawals	(249,459,666)	(108,952,656)
Net Change in Net Assets Resulting from Capital Transactions	(245,232,678)	(88,382,982)

Total Net Increase/(Decrease) in Net Assets	(267,776,347)	(15,480,134)

Net Assets
Beginning of period	1,148,061,190	1,163,541,324
End of period	$880,284,843	$1,148,061,190

See accompanying Notes to Consolidated Financial Statements

11

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$(22,543,669)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of investment Funds	(106,056,843)
Capital distributions received from Investment Funds, net of distributions from Investment Funds receivable	172,599,982
Sales of Investment Funds, net of change in receivable for investment sold	126,915,502
Net proceeds from short-term investments	55,163,223
Net realized gain distributions from Investment Funds	(53,435,363)
Net change in unrealized (appreciation)/depreciation on investments	70,293,567
(Increase)/Decrease in Assets:
Interest receivable	(58,037)
Unrealized (appreciation)/depreciation on forward currency contracts	52,163
Prepaid expenses and other assets	(277,044)
Increase/(Decrease) in Liabilities:
Professional fees payable	28,232
Directors’ and Officer fees payable	34,772
Payable to Adviser	(439,819)
Accounting and administration fees payable	(14,874)
Deferred tax liabilities	3,147,545
Accounts payable and other accrued expenses	176,821
Net Cash Provided By/(Used In) Operating Activities	245,586,158

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, net of change in contributions receivable	4,226,988
Payments for units repurchased, net of change in payable for repurchases of Investors’ Interests, due to Feeder Fund	(161,976,157)
Net Cash Provided By/(Used In) Financing Activities	(157,749,169)

Net Change in cash	$87,836,989
Cash, beginning of year	$10,963,590
Cash, end of year*	$98,800,579
*Includes cash denominated in foreign currencies.

Reconciliation of cash at the beginning of the year to the Consolidated Statement of Assets and Liabilities:
Cash	10,963,590
Cash denominated in foreign currencies	–
Cash, beginning of year	10,963,590

Reconciliation of cash at the end of the year to the Consolidated Statement of Assets and Liabilities:
Cash	93,782,403
Cash denominated in foreign currencies	5,018,176
Cash, end of year	98,800,579

See accompanying Notes to Consolidated Financial Statements

12

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Net Assets:
Net assets, end of period (in thousands)	$880,285	$1,148,061	$1,163,541	$1,164,872	$1,014,108

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss) (1)	(0.30%)	0.96%	0.61%	0.60%	(0.26%)
Total expenses(2)	1.42%	1.37%	1.37%	1.37%	1.39%
Portfolio turnover	0.00%	0.00%	0.07%	0.01%	0.00%
Total Return(3)	(2.34)%	6.33%	1.88%	18.22%	30.86%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.
(2)	Included in the ratio are other expenses (reflecting total expenses excluding management fees) of 0.22% as of March 31, 2025, 0.17% as of March 31, 2024, 0.17% as of March 31, 2023, 0.17% as of March 31, 2022, and 0.18% as March 31, 2021.
(3)	Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements

13

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

1. ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), MCC Eagle Holdco, LLC, MCC Splitter No. 1, LLC, MCC Splitter No. 2, LLC, MCC Splitter No. 3, LLC, MCC Holdco No. 1, LLC (“MCC Holdco No. 1”), MCC Holdco No. 2, LLC (“MCC Holdco No. 2”) and MCC Holdco No. 3, LLC (collectively, the “Subsidiaries”), are wholly owned entities, and consolidated in the Master Fund’s consolidated financial statements. The Master Fund’s investment adviser is Macquarie Wealth Advisers, LLC (formerly known as Central Park Advisers, LLC) (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments.

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Master Fund’s valuation designee (the “Valuation Designee”). In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Master Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2025, the Feeder Fund owned an amount that rounded to 100.00% of the Master Fund’s Interests with the Adviser owning an amount that rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

14

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. Investors in the Master Fund are individually liable for the taxes on their allocated share of such income or gains of the Master Fund. As such, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities as of March 31, 2025. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund. See Consolidation of Subsidiaries, below and Note 7 Income Tax for more information.

Cash: Cash consists of monies and interest paying deposit accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Forward Foreign Currency Contracts: A forward foreign currency exchange contract (“forward currency contracts”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Master Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Master Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Master Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable). The average volume of the Foreign Currency Contracts held in the Fund as of March 31, 2025, was $(3,316,837).

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

15

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Consolidation of Subsidiaries: These consolidated financial statements include the financial position and the results of operations of the Master Fund and its eight wholly owned Subsidiaries, all Delaware limited liability companies. The wholly owned Subsidiaries have the same investment objective as the Master Fund. Three of the subsidiaries, CPG TCG, MCC HoldCo No. 1, and MCC Holdco No. 2, are taxed as corporations (individually “Blocker” or collectively “Blockers”). See Note 7 Income Tax for related tax disclosures. As of March 31, 2025, the total value of investments held by the eight Subsidiaries is $165,794,157 or 18.83% of the Master Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Segment Reporting: In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Adviser, acts as the Master Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Master Fund has a single operating segment since the Master Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Master Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Master Fund’s financial statements. Adoption of the new standard impacted the Master Fund’s financial statements note disclosures only, and did not affect the Master Fund’s financial position or the results of its operations.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

16

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” and are excluded from the fair value hierarchy in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The NAV of the Master Fund is determined by, or at the direction of, the Adviser on the last business day of each quarter end, each date that a closing occurs and at such other times as the Board shall determine. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee oversees the valuation process of the Master Fund’s investments. The Valuation Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

17

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. Direct investments are valued based either on information supplied by the sponsor, or by a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2025:

	Level 1	Level 2*	Level 3		Investments Measured at Net Asset Value(1)	Total
Investments
Investment Funds	$–	$–	$–	**	$877,986,059	$877,986,059
Short-Term Investments	17,162,340	–	–		–	17,162,340
Total	$17,162,340	$–	$–		$877,986,059	$895,148,399

*	The Fund did not hold level 2 securities at period end.

**	Includes a security which was valued at zero.

(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, without adjustment, as permitted as a practical expedient.

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2025, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$ 540,287,214	$220,188,623	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	238,959,042	65,685,313	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	98,739,803	42,774,638	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their offering documents, to modify and waive such terms.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2025.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

18

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

4. RELATED PARTY TRANSACTIONS

As of March 31, 2025, the Master Fund and its Subsidiaries had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2025, the Adviser earned $13,182,480 of Management Fee which is included in the Consolidated Statement of Operations, of which $3,070,055 was payable at March 31, 2025 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

19

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2025 was $88,000, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

During the year ended March 31, 2025, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $34,772, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations, all of which is payable as of March 31, 2025 and is included in Directors’ and Officer fees payable in the Consolidated Statement of Assets and Liabilities.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and the Subsidiaries, and are registered representatives of Delaware Distributors, L.P.

5. ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2025, the total administration fees were $859,337 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $98,897 was payable at March 31, 2025 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

6. INVESTMENTS

For the year ended March 31, 2025, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $108,253,574 and $123,669,955, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds, subject to the review of the Advisor, as to the amounts of taxable income allocated to the Master Fund as of year ended March 31, 2025.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

7. INCOME TAX

The Master Fund and Blockers have adopted a fiscal tax year-end of September 30. The Blockers file separate federal and state income tax returns. The financial accounts of the Fund include federal and state income tax balances and disclosures, as determined under the relevant tax law, related to each Blocker.

20

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

In determining any required income tax balances, the Blockers measure current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax laws carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled.

The recoverability of deferred tax assets is assessed separately at the Blockers, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Blockers’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Blockers have not recognized any tax liability for unrecognized tax benefits or expenses. The Blockers recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense (benefit) in the Consolidated Statement of Operations. During the period ended March 31, 2025, the Blockers did not incur any interest or penalties.

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Year Ended March 31, 2025
Domestic	$(8,655,370)
Foreign	$–
Income (loss) before income taxes	$(8,655,370)

The provision for income tax expense (benefit) is comprised of the following:

Year Ended March 31, 2025
Current:
Federal	$(95)
State	$–
Foreign	$–
Total current tax expense (benefit)	$(95)

Deferred:
Federal	$2,689,901
State	$457,644
Foreign	$–
Total deferred tax expense (benefit)	$3,147,545
Total provision for income tax expense (benefit)	$3,147,450

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

	Year Ended March 31, 2025
Federal tax (benefit) at statutory rate	$(1,817,628)	21.0%
State tax (benefit), net of federal benefit	$(540,270)	6.2%
Adjustment to deferred tax values	$5,545,957	(64.1)%
Return to provision	$(419,298)	4.8%
Valuation allowance change	$378,689	(4.4)%
Total provision for income tax expense (benefit)	$3,147,450	(23.7)%

21

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

Significant components of the Blocker’s deferred tax assets (liabilities) recognized in the financial statements are as follows:

Year Ended March 31, 2025
Deferred tax assets:
Federal net operating loss	$95,049
State net operating loss	$26,356
Capital loss carryforward	$692,156
Total deferred tax assets	$813,561

Deferred tax liabilities:
Investment in Partnership	$(3,268,950)
Total deferred tax liabilities	$(3,268,950)
Valuation allowance:	$(692,156)
Net deferred tax assets (liabilities)	$(3,147,545)

The federal net operating loss carryover is $452,616 and does not expire. The state net operating loss carryover is $376,518, expiration varies by state law. The capital loss carryover is $2,471,984, which begins to expire if unused in the tax year ending September 30, 2024.

The Master Fund and Blockers are subject to examination by federal and state income tax authorities. The Master Fund and Blockers do not have any on-going federal or state income tax examinations. As of the balance sheet date, tax years year ending after September 30, 2020 are open to examination.

8. ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any interest or portion of an interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

9. REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur at the value of Interests determined as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 60 days prior to the applicable Tender offer valuation date and be paid for approximately 35 days after the applicable Tender offer valuation date. For the tender offer with a valuation date of March 31, 2025, the Board approved and the Master Fund registered to repurchase up to $140,000,000 of Interests. Repurchases of Investors’ Interests during the year ended March 31, 2025 are reflected as “Capital withdrawals” on the Consolidated Statement of Changes in Net Assets.

22

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2025

Repurchases for the year ended March 31, 2025:

Repurchase Date	Repurchase Dollars
June 28, 2024	59,690,269
September 30, 2024	33,700,123
December 31, 2024	44,020,579
March 31, 2025	112,048,695

10. INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

11. LINE OF CREDIT

The Master Fund may borrow money to manage its cash flow needs associated with satisfying capital calls and paying ongoing expenses. The provisions of the 1940 Act provide that the Master Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Master Fund entered into a new credit facility (the “Facility”) on July 8, 2024 with Barclays Bank PLC (“Barclays”) with a maximum borrowing amount of $75,000,000, which expires on July 6, 2029 subject to the restrictions and terms of the credit agreement. For borrowing under this credit facility, the Master Fund is charged 3.25% (per annum) plus SOFR (Secured Overnight Financing Rate) on the amounts borrowed. The commitment fee on the daily unused loan balance of the Line of Credit accrues at 1.10% and is included in Commitment fee expense in the Consolidated Statement of Operations. As of and for the year ended March 31, 2025, the Master Fund did not borrow under the Facility.

23

12. SUBSEQUENT EVENTS

Subsequent events after March 31, 2025 have been evaluated through the date the consolidated financial statements were issued. There were no events or material transactions through the date the consolidated financial statements were issued that required recognition in the consolidated financial statements.

24

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2025

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the SEC no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Feeder Fund’s Class A and Class I were down -3.4% and -2.9%, respectively, net of fees for the fiscal year ended March 31, 2025, as compared to a 7.5% gain for the MSCI World Index during the same period. Performance was positive during the first two quarters and negative across the last two quarters. Fiscal year highlights include:

●	The Feeder Fund’s primaries led the way this past year – adding 2.7% to the fiscal year’s gross returns. Secondaries added 0.2% while co-investments lagged, detracting 3.3% to the fiscal year’s gross returns.
●	Buyouts contributed most of the Fund’s returns – adding 1.0% to the fiscal year’s gross performance. Growth detracted -1.5%, Credit added 0.1%, and Special Situations was flat at 0.0%.
●	Geographically, North American investments added 0.6% to the year’s gross performance, Europe added 0.3%, Asia/Pacific detracted -1.4% and Rest of World added 0.1%
●	The Master Fund’s top performer was a primary investment in a Carlyle Asia Partners fund that added 0.8% to gross performance. A secondary investment into a Carlyle Asia Partners fund, a primary into a non-Carlyle fund, a secondary investment into a non-Carlyle single asset continuation fund, and a secondary investment into an AlpInvest continuation fund rounded out the top 5 contributors.
●	The Feeder Fund’s top detractors included a non-Carlyle Growth co-investment, a Carlyle primary investment, and three non-Carlyle secondary investments.
●	The Feeder Fund generated annual distributions and sales of $324.3m during the fiscal year, an approximate 60% increase as compared to the prior fiscal year. Distributions across private equity normalized slightly after heavily declining in 2023, as the sustained higher interest rate environment slowed asset sales.
●	The Feeder Fund invested $117.1m of capital during the fiscal year, a 53% decrease as compared to the prior fiscal year. While overall equity market conditions recovered, the Fund looked to deploy capital across multiple secondary investments throughout the year. The Fund mainly invested in General Partner-led continuation vehicles throughout the fiscal year.

After two stellar years for US equities, the first quarter was marked by significant volatility primarily driven by escalating trade tensions. Coming into the year, there was optimism of a more conducive US business environment following November’s election. 2025 started strong as investors supported the expected pro-growth policies of the Trump administration. Sentiment quickly shifted however as tariffs took center-stage and the heightened prospect of a resulting domestic recession unsettled investors. Major US equity markets tumbled mid-quarter to finish the quarter down ~5-10% (depending on the index). Global equities fared better, with the MSCI World down -1.7%.

25

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2025

During the quarter, tariffs - notably those involving US/China and US/EU - had a mixed but notable impact on private equity performance depending on sector exposure and supply chain dependencies. Tariff-related costs and uncertainty disproportionally affected PE-backed companies in manufacturing and industrials where cross-border supply chains are more exposed and consumer goods are particularly reliant on imported inputs or foreign markets. We believe this will lead to margin pressure and delayed PE investment in capital-intensive portfolio companies. On the contrary, software, healthcare and business services - sectors less reliant on international trade - were relatively insulated which allowed PE sponsors focused on these sectors to outperform.

We believe other PE-related knock-on effects resulting from tariff concerns include:

●	Investors growing more cautious underwriting deals with global exposure, with greater scrutiny on businesses with supply chain concentrations while prioritizing those with pricing power;
●	PE sponsors accelerated reshoring initiatives and diversifying suppliers which increased in domestic supply chain investments in logistics, packaging and nearshoring alternatives; and
●	For cross-border deals, tariffs introduced friction and uncertainty that slowed exit timelines, particularly in the aforementioned sensitive sectors, which had a modest impact on distributions.

We believe the impact of tariffs on the Fund is limited in terms of direct effects as a majority of the portfolio is invested in services-oriented, manufacturing-light companies with limited direct exposure to China. We estimate that less than 8% of the Fund is facing any direct tariff-induced headwinds.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

26

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2025

Performance Illustration

Comparison of the Change in Value of a $50,000 Investment in the Fund and Index

	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr
CPG Carlyle Commitments Master Fund, LLC	3.43%	9.34%	6.08%
Bloomberg US Aggregate Bond Index	4.88%	-0.40%	1.46%

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the redemption of Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management (1.20%), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commended operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets (for example, emerging markets) not reflected in the index. No index is directly comparable to the investment strategy of the Fund. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

27

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2025

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments, co-investment funds, secondaries, continuation funds sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, continuation funds and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Macquarie Wealth Advisers, LLC (formerly known as Central Park Advisers, LLC), the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Master Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Master Fund, or (iii) the persons who are primarily responsible for the day-to-day management of the Master Fund’s portfolio; or (iv) the Master Fund’s organizational agreement that would delay or prevent a change of control of the Master Fund that have not been approved by Investors.

The Adviser currently is reviewing its investment approach with a view towards seeking to take better advantage of evolving market opportunities. The Adviser is considering making material changes to the Fund’s investment program, including by investing a greater percentage of the Fund’s assets in a broader range of investment funds advised by or affiliated with additional sponsors, by no longer investing with a Carlyle Focus, by changing the Fund name as appropriate, by investing directly or through investment funds in areas where the Adviser has, or its affiliates have, significant investment expertise, and by changing the mix of investments to emphasize co-investments and secondary investments. If the Adviser decides to make these or other similar changes, investors will receive notice before they are implemented. The Adviser believes that the material implementation of changes to the investment program, if any, may take up to two years or longer, subject to market conditions, success in raising new capital and potential secondary sales of certain of the Fund’s investments.

The Adviser has established a committee (the “Investment Committee”) which makes investment decisions for the Fund. The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Effective April 10, 2025, the Investment Committee members are: Graeme Conway, Wandy Hoh, Alex Lee, Charles Spiller, and Bing Wong.

On April 10, 2025, Alex Lee became an interested director and Principal Executive Officer. On September 12, 2024, Trishamarie Chan became Principal Accounting Officer.

28

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2025

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

29

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2025

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Feeder Fund’s confidential memorandum.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (80) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chair and Director	Term- Indefinite Length- Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	10	None
Kristen M. Leopold (57) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	10	Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present), SEG Partners Long/Short Equity Fund (April 2025-present)
Janet L. Schinderman (73) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	10	Advantage Advisers Xanthus Fund, L.L.C.

30

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2025

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (65) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term-Indefinite Length Since-Inception	Owner, Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	10	None
INTERESTED DIRECTOR
Alex Lee (51) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director and Principal Executive Officer	Term – Indefinite Length – Interested Director and Principal Executive Officer since April 10, 2025; Vice President from April 1, 2024 – April 10, 2025	Head, MAM Wealth Solutions (since 2025); Co-Head, MAM Wealth Solutions (2024-2025); Head of Research, MAM Wealth Solutions, (2022-2024); Director of Research of Central Park Group, LLC (2010-2022)	10	None
OFFICERS WHO ARE NOT DIRECTORS
Trishamarie Chan (39) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Principal Accounting Officer	Term – Indefinite Length – Since September 12, 2024	Associate Director, Macquarie Asset Management (since 2023); Team Lead/Associate Director Commodities & Global Markets, Macquarie Asset Management (2019-2023)	N/A	N/A
Seth L. Pearlstein (59) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chief Compliance Officer	Term- Indefinite Length- Since Inception	Associate Director, Wealth Solutions, Macquarie Asset Management (since 2022); Chief Compliance Officer of Macquarie Wealth Advisers, LLC (formerly known as Central Park Advisers, LLC) (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007	N/A	N/A

31

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2025

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/Trusteeships Held by Director Outside Fund Complex
OFFICERS WHO ARE NOT DIRECTORS (continued)
Michael E. Dresnin (52) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President and Secretary	Term- Indefinite Length- Since 2023	Associate General Counsel of Macquarie Asset Management (since 2005)	N/A	N/A
David F. Connor (61) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since 2022	General Counsel of Macquarie Asset Management, Public Markets, Americas (since 2015)	N/A	N/A
Graeme Conway (50) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A
May Hackman (41) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since April 1, 2024	Associate Director, Macquarie Asset Management (since 2013)	N/A	N/A
Richard Salus (61) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

*	The Fund Complex consists of the Fund, CPG Carlyle Commitments Fund, LLC, CPG Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.
32

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that she is “independent,” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,500 for 2024 and $80,000 for 2025.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2025. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2024 and $0 for 2025.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2024 and $0 for 2025.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were provided.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable during the period covered by this report.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or the Feeder Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Master Fund and the Feeder Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund and the Feeder Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund and the Feeder Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC’s website at www.sec.gov.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

The Adviser has established a committee (the “Investment Committee”) which is, with certain exceptions, consulted with respect to investment decisions for the Fund. The Investment Committee approves those investment opportunities presented to the Investment Committee, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment opportunities for the current holdings and potential investments in new positions. The Investment Committee will generally discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing and diligence findings.

The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the current Investment Committee members are Graeme Conway, Wandy Ho, Alex Lee, Charles Spiller, and Bing Wong.

Graeme Conway. Graeme Conway is Macquarie Asset Management (“MAM”)’s Global Chief Commercial Officer and sits on MAM’s Executive Committee. Mr. Conway oversees MAM’s Insurance, Wealth Solutions and Investment Solutions businesses. Mr. Conway has 27 years of experience in infrastructure and asset management. Mr. Conway has worked in markets around the world including Australia, Europe, and North America and across the infrastructure industry in advisory, project finance, structured finance, and infrastructure funds management. Prior to his current role Mr. Conway was Head of Infrastructure and Real Assets in the Americas and was a member of the Investment Committees for MAM’s infrastructure and real estate funds in the Americas region, including the Macquarie Infrastructure Partner series of funds. Mr. Conway began his career with Macquarie Group in Sydney in 1997. He moved to the UK in 2001 where he worked on the establishment of MAM’s first European infrastructure fund. He subsequently established Macquarie Capital Advisory’s European Utilities and Energy Team and thereafter became Head of Macquarie Capital Europe. Mr. Conway moved to Macquarie’s New York offices in 2012 and was Head of MAM’s infrastructure and real assets business in the Americas until 2019. Mr. Conway holds Bachelor of Engineering and a Bachelor of Commerce in Finance and Management degrees from the University of Western Australia.

Wandy Hoh. Wandy Hoh is a Managing Director and President of Macquarie Alliance Partners, LLC (“MAP”). MAP is a part of a MAM division that provides capital and liquidity to limited partners and general partners in the private funds market. Ms. Hoh has over 24 years’ experience encompassing secondaries, infrastructure, private equity, venture capital and entrepreneurship. She joined MAM in 2020. Prior to joining MAM, Ms. Hoh was a Managing Director at Glenfarne Group, an infrastructure investment company, where she was a member of the Investment Committee and the Senior Steering Committee. Ms. Hoh was a founding member of the Strategic Partners Funds at DLJ and Credit Suisse (subsequently Blackstone). She also served in an asset management role at Pomona Capital and was the Founder and CEO of MeeGenius, a digital media platform acquired by Houghton Mifflin Harcourt. Ms. Hoh holds an MBA from Columbia Business School with a concentration in Finance and a BA in Business Economics from UCLA.

Alex Lee. Alex Lee is Head of MAM Wealth Solutions (as of May 2025), Chair of the Investment Committee, a Director of the Fund and Principal Executive Officer of the Fund. He previously served as a Vice President of the Fund and Co-Head of MAM Wealth Solutions from 2024 to 2025. Mr. Lee joined MAM as part of Macquarie’s 2022 acquisition of Central Park Group, where he was director of research. Mr. Lee has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2010, Mr. Lee was a vice president at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the director of research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Before that, Mr. Lee was an investment banking associate at Bear, Stearns & Co., Inc., where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence. Mr. Lee received his bachelor’s degree in political science from Washington University in St. Louis and earned an MBA from the Leonard N. Stern School of Business at New York University.

Charles “Charlie” Spiller. Charlie Spiller joined MAM in 2022 and is a Senior Advisor to MAM. Previously, Mr. Spiller was Deputy Chief Investment Officer, Non-Traditional Investments, for the Pennsylvania Public School Employees’ Retirement System (“PSERS”). During his 28 years with PSERS, Mr. Spiller served as a portfolio manager for a $1 billion portfolio of real estate investments, managing director of a $17 billion portfolio of private equity, real estate, and private debt, and as deputy chief investment officer overseeing a $29 billion portfolio of alternative investments. Mr. Spiller served as Chair of PSERS Allocation Implementation Committee (PSERS Senior Staff Investment Committee) for six years. Mr. Spiller holds a Bachelor of Science in Business Administration from Northeastern University, has completed a post-graduate certificate program in business management at the Sloan School of Management at MIT and has completed the CFA, Level 1 examination.

Bing Wong. Bing Wong is an Associate Director within the Investment Solutions team. Mr. Wong joined MAM in 2021 and has over 15 years of experience in secondaries and private equity investing, including identifying target investments, performing due diligence, underwriting investments, and closing transactions. Mr. Wong’s roles have included a focus on the execution of private equity investments across secondary (both GP-led and traditional LP-led deals), co-investment, primary strategies and ESG matters. Mr. Wong earned a BS in Business Administration and BA in Mass Communications both from the University of California, Berkeley.

The Investment Committee is also assisted in its role by the head of the Adviser’s operational due diligence efforts, who, although not an Investment Committee member, has veto power with respect to any investment decision by the Investment Committee based on his operational due diligence findings.

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the most recently completed fiscal year end, each Investment Committee member’s compensation is comprised of a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Investment Committee members and estimated assets under management in those accounts, as of March 31, 2025.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed	Number of Accounts**	Assets Managed	Number of Accounts****	Assets Managed
Graeme Conway	1	$1,016.5 million	2	$243.9 million***	2	$199.4 million***
Wandy Ho	None	N/A	2	$243.9 million***	2	$199.4 million***
Alex Lee	8	$2,717.5 million	1	$61.6 million	None	N/A
Charlie Spiller	8	$2,717.5 million	2	$243.9 million***	2	$199.4 million***
Bing Wong	7	$1,701.0 million	None	N/A	None	N/A

*	For seven registered investment companies for which management fees are paid based on capital commitments, the amount in this column reflects capital commitments.

**	The accounts managed by Graeme Conway, Wandy Ho, and Charlie Spiller charge performance-based advisory fees.

***	As of December 31, 2024

****	One of the accounts with $77,356,864 in assets under management is subject to a performance-based advisory fee.

The following table lists the dollar range of shares beneficially owned by each Investment Committee member, as of March 31, 2025.

Name of Investment Committee Member	Dollar Range of Shares Beneficially Owned by Investment Committee Member
Graeme Conway	none
Wandy Ho	none
Alex Lee	none
Charlie Spiller	none
Bing Wong	none

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings and submissions under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (“1940 Act”) are recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”). Such information is accumulated and communicated to the Registrant’s Management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s Management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s PEO and PFO, or persons performing similar functions, have concluded that due to the material weakness in internal control over financial reporting described below, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are not effective as of March 31, 2025, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) and do not provide reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

Management identified a material weakness in the design and operating effectiveness of controls over the determination of the appropriate classification and presentation of cash and cash equivalents in the Registrant’s financial statements. More specifically, the controls were not designed to determine (i) the appropriate identification, classification, and presentation of cash and cash equivalents in accordance with GAAP during the new account set up process and (ii) the appropriate and consistent reporting in the Registrant’s financial statements.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. While this deficiency did not result in an error in the financial statement, this material weakness, if not remediated, could result in further misstatements related to the classification and presentation of cash and cash equivalents that would result in a material misstatement to the financial statements that would not be prevented or detected.

Management’s Remediation Plan. Subsequent to the identification of the material weakness described above, Management has developed a plan to remediate the material weakness described herein. Management’s remediation procedures include integrating the Registrant into the new account set up process. As the Registrant enters into new bank accounts, Management will determine and document the appropriate GAAP classification of such accounts and validate its application during the financial reporting process to verify appropriate and consistent presentation and disclosure in the financial statements. Management will not be able to conclude whether the steps taken will fully remediate the material weakness in its internal control over financial reporting until it has completed its remediation efforts and subsequent evaluation of their effectiveness.

b) Other than the changes to our internal controls over financial reporting described under Management’s Remediation Plan with respect to the controls over new bank accounts, there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to Unitholders included herein that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) None.

(a)(4) None.

(a)(5) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)

Date	July 11, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Lee
Alex Lee
(Principal Executive Officer)

Date	July 11, 2025

By (Signature and Title)*	/s/ Trishamarie Chan
Trishamarie Chan
(Principal Financial Officer)

Date	July 11, 2025

*	Print the name and title of each signing officer under his or her signature.